Exhibit 99.2

For Immediate Release

February 23, 2021

Contact: Investor Relations

info@simonacquisitionholdings.com

SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC. COMPLETES $345 MILLION INITIAL PUBLIC OFFERING

Indianapolis, February 23, 2021— Simon Property Group Acquisition Holdings, Inc. (the “Company”) today announced the closing of its initial public offering of 34,500,000 units, including the full exercise of the underwriter’s option to purchase additional units. The offering was priced at $10.00 per unit, resulting in gross proceeds of $345,000,000, before deducting underwriting discounts and commissions and other offering expenses payable by the Company.

The units are listed on the New York Stock Exchange (“NYSE”) under the symbol “SPGS.U” and began trading on February 19, 2021. Each unit consists of one share of Class A common stock of the Company and one-fifth of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. Once the securities constituting the units begin separate trading, the Company expects the Class A common stock and warrants will be listed on the NYSE under the symbols “SPGS” and “SPGS WS,” respectively.

The Company is sponsored by SPG Sponsor, LLC, an indirect wholly owned subsidiary of Simon Property Group, Inc., a global leader in the ownership of premier shopping, dining, entertainment and mixed-use destinations. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or companies. It may pursue a business combination in any industry; however, it is targeting innovative businesses that operate in the “Live, Work, Play, Stay, Shop” ecosystem.

Goldman Sachs & Co. LLC is the underwriter for the offering.

This offering will only be made by means of a prospectus. Copies of the preliminary prospectus relating to the offering and final prospectus, when available, may be obtained from Goldman Sachs & Co. LLC Attention: Prospectus Department, 200 West Street, New York, New York 10282; telephone: 1- 866-471-2526; or by email: prospectus-ny@ny.email.gs.com

A registration statement relating to these securities has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or jurisdiction.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: our ability to select an appropriate target business or businesses; our ability to complete our initial business combination; our expectations around the performance of a prospective target business or businesses; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; our potential ability to obtain additional financing to complete our initial business combination; our pool of prospective target businesses, including the location and industry of such target businesses; our ability to consummate an initial business combination due to the uncertainty resulting from the recent COVID-19 pandemic and other events (such as terrorist attacks, natural disasters or a significant outbreak of other infectious diseases); the ability of our officers and directors to generate a number of potential business combination opportunities; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.